Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

CLOUD SAAS AND PAAS REVENUES UP 34% IN U.S. DOLLARS AND UP 38% IN CONSTANT CURRENCY

Cloud plus On-Premise Software Revenues Down 2% in U.S. Dollars and Up 6% in Constant Currency

REDWOOD SHORES, Calif., September 16, 2015 — Oracle Corporation (NYSE: ORCL) today announced fiscal 2016 Q1 results. The strengthening of the U.S. dollar compared to foreign currencies had a significant impact on results in the quarter. Total Revenues were $8.4 billion, down 2% in U.S. dollars but up 7% in constant currency. Cloud plus On-Premise Software Revenues were $6.5 billion, down 2% in U.S. dollars and up 6% in constant currency. Total Cloud Revenues were $611 million, up 29% in U.S. dollars and up 34% in constant currency. Cloud software as a service (SaaS) and platform as a service (PaaS) revenues were $451 million, up 34% in U.S. dollars and up 38% in constant currency. Cloud infrastructure as a service (IaaS) revenues were $160 million, up 16% in U.S. dollars and up 23% in constant currency. Total On-Premise Software Revenues were $5.8 billion, down 4% in U.S. dollars but up 4% in constant currency. Total Hardware Revenues were $1.1 billion, down 3% in U.S. dollars but up 6% in constant currency. Total Services Revenues were $862 million, up 1% in U.S. dollars and up 10% in constant currency.

Operating Income was $2.7 billion and Operating Margin was 31%. Non-GAAP Operating Income was $3.5 billion and non-GAAP Operating Margin was 41%. Net Income was $1.7 billion while non-GAAP Net Income was $2.3 billion. Earnings Per Share was $0.40, while non-GAAP Earnings Per Share was $0.53. Without the impact of the U.S. dollar strengthening compared to foreign currencies, Oracle’s reported Q1 GAAP and non-GAAP Earnings Per Share would have been 6 cents higher.

Short-term deferred revenues were $9.1 billion, up 2% in U.S. dollars and up 10% in constant currency compared with a year ago. Operating cash flow on a trailing twelve-month basis was $13.5 billion.

“Our traditional on-premise software business plus our new cloud business grew at a combined rate of 6% in constant currency,” said Oracle CEO, Safra Catz. “This growth is being driven by new SaaS and PaaS annual recurring cloud subscription contracts which almost tripled in the quarter. As our cloud business scales-up, we plan to double our SaaS and PaaS cloud margins over the next two years – starting from 40% this just completed Q1, to approximately 60% this coming Q4, and then on up to 80% two years from now. Rapidly growing cloud revenue combined with a doubling of cloud margins will have a huge impact on EPS growth going forward.”

“In Q1 SaaS and PaaS revenue was up 38% in constant currency – in Q4 that revenue growth rate will be over 60%,” said Oracle CEO, Mark Hurd. “That cloud revenue growth rate is being driven by a year-over-year bookings growth rate of over 150% in Q1. Our increasing revenue growth rate is in sharp contrast to our primary cloud competitor’s revenue growth rates which are on their way down.”

“We are still on target to book between $1.5 and $2.0 billion of new SaaS and PaaS business this fiscal year,” said Oracle Executive Chairman and CTO Larry Ellison. “That means Oracle would sell between 50% more and double the amount of new cloud business than salesforce.com plans to sell in their current fiscal year. Oracle is the world’s second largest SaaS and PaaS company, but we are rapidly closing in on number one.”

The Board of Directors also declared a quarterly cash dividend of $0.15 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on October 14, 2015, with a payment date of October 28, 2015.

Q1 Fiscal 2016 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (816) 287-5563, Passcode: 425392. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q1 results and Fiscal 2016 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (855) 859-2056 or (404) 537-3406, Pass Code: 33778759.

About Oracle

Oracle offers a comprehensive and fully integrated stack of cloud applications and platform services. For more information about Oracle (NYSE: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our expectations of future increases in our SaaS and PaaS cloud margins, revenues, and growth rates; EPS growth; and the competitive landscape for enterprise cloud, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, geopolitical and market conditions, including the continued slow economic recovery in Europe, parts of the U.S. and other parts of the world, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for contracts. (3) Our cloud computing strategy, including our Cloud SaaS, PaaS, Infrastructure as a Service and Database as a Service offerings, may not be successful. (4) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) If the security measures for our software, hardware, services or Oracle Cloud offerings are compromised or subject to a successful cyber-attack, or if such offerings contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and financial exposure. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of September 16, 2015. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q1 FISCAL 2016 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended August 31,						% Increase		% Increase (Decrease)
	2015	% of Revenues		2014	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service and platform as a service	$451	5%		$337	4%		34%		38%
Cloud infrastructure as a service	160	2%		138	1%		16%		23%

Total Cloud Revenues	611	7%		475	5%		29%		34%
New software licenses	1,151	14%		1,370	16%		(16%	)	(9%	)
Software license updates and product support	4,696	56%		4,731	55%		(1%	)	8%

Total On-Premise Software Revenues	5,847	70%		6,101	71%		(4%	)	4%

Total Cloud and On-Premise Software Revenues	6,458	77%		6,576	76%		(2%	)	6%
Hardware products	570	7%		578	7%		(1%	)	9%
Hardware support	558	6%		587	7%		(5%	)	4%

Total Hardware Revenues	1,128	13%		1,165	14%		(3%	)	6%

Total Services Revenues	862	10%		855	10%		1%		10%

Total Revenues	8,448	100%		8,596	100%		(2%	)	7%

OPERATING EXPENSES
Sales and marketing	1,731	21%		1,706	20%		1%		10%
Cloud software as a service and platform as a service	276	3%		149	2%		85%		91%
Cloud infrastructure as a service	89	1%		79	1%		12%		19%
Software license updates and product support	291	4%		272	3%		7%		15%
Hardware products	303	4%		298	4%		2%		13%
Hardware support	180	2%		192	2%		(6%	)	2%
Services	711	8%		691	8%		3%		12%
Research and development	1,390	17%		1,329	16%		5%		7%
General and administrative	257	3%		276	3%		(7%	)	(2%	)
Amortization of intangible assets	452	5%		547	6%		(17%	)	(17%	)
Acquisition related and other	31	0%		25	0%		28%		28%
Restructuring	83	1%		69	1%		20%		49%

Total Operating Expenses	5,794	69%		5,633	66%		3%		9%

OPERATING INCOME	2,654	31%		2,963	34%		(10%	)	2%
Interest expense	(374)	(4%	)	(261)	(3%	)	43%		43%
Non-operating income, net	30	0%		16	0%		84%		202%

INCOME BEFORE PROVISION FOR INCOME TAXES	2,310	27%		2,718	31%		(15%	)	(2%	)

Provision for income taxes	563	6%		534	6%		5%		22%

NET INCOME	$1,747	21%		$2,184	25%		(20%	)	(8%	)

EARNINGS PER SHARE:
Basic	$0.40			$0.49
Diluted	$0.40			$0.48
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,317			4,451
Diluted	4,412			4,548

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended August 31, 2015 compared with the corresponding prior year period decreased our revenues by 9 percentage points, operating expenses by 6 percentage points and operating income by 12 percentage points.

ORACLE CORPORATION

Q1 FISCAL 2016 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended August 31,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2015 GAAP	Adj.	2015 Non-GAAP	2014 GAAP	Adj.	2014 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES	$8,448	$3	$8,451	$8,596	$3	$8,599	(2%	)	(2%	)	7%		7%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$6,458	$2	$6,460	$6,576	$2	$6,578	(2%	)	(2%	)	6%		6%
Cloud software as a service and platform as a service	451	1	452	337	2	339	34%		33%		38%		38%
Cloud infrastructure as a service	160	—	160	138	—	138	16%		16%		23%		23%
New software licenses	1,151	—	1,151	1,370	—	1,370	(16%	)	(16%	)	(9%	)	(9%	)
Software license updates and product support	4,696	1	4,697	4,731	—	4,731	(1%	)	(1%	)	8%		8%
TOTAL HARDWARE REVENUES	$1,128	$1	$1,129	$1,165	$1	$1,166	(3%	)	(3%	)	6%		6%
Hardware products	570	—	570	578	—	578	(1%	)	(1%	)	9%		9%
Hardware support	558	1	559	587	1	588	(5%	)	(5%	)	4%		4%

TOTAL OPERATING EXPENSES	$5,794	$(816)	$4,978	$5,633	$(853)	$4,780	3%		4%		9%		11%
Stock-based compensation (3)	250	(250)	—	212	(212)	—	18%		*		18%		*
Amortization of intangible assets (4)	452	(452)	—	547	(547)	—	(17%	)	*		(17%	)	*
Acquisition related and other	31	(31)	—	25	(25)	—	28%		*		28%		*
Restructuring	83	(83)	—	69	(69)	—	20%		*		49%		*
OPERATING INCOME	$2,654	$819	$3,473	$2,963	$856	$3,819	(10%	)	(9%	)	2%		0%
OPERATING MARGIN %	31%		41%	34%		44%	(305) bp.		(331) bp.		(155) bp.		(248) bp.
INCOME TAX EFFECTS (5)	$563	$219	$782	$534	$234	$768	5%		2%		22%		14%
NET INCOME	$1,747	$600	$2,347	$2,184	$622	$2,806	(20%	)	(16%	)	(8%	)	(7%	)
DILUTED EARNINGS PER SHARE	$0.40		$0.53	$0.48		$0.62	(18%	)	(14%	)	(5%	)	(4%	)
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,412	—	4,412	4,548	—	4,548	(3%	)	(3%	)	(3%	)	(3%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended August 31, 2015			Three Months Ended August 31, 2014
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$51	$(51)	$—	$43	$(43)	$—
Cloud software as a service and platform as a service	4	(4)	—	2	(2)	—
Cloud infrastructure as a service	1	(1)	—	1	(1)	—
Software license updates and product support	6	(6)	—	5	(5)	—
Hardware products	2	(2)	—	1	(1)	—
Hardware support	1	(1)	—	1	(1)	—
Services	8	(8)	—	6	(6)	—
Research and development	148	(148)	—	108	(108)	—
General and administrative	29	(29)	—	45	(45)	—

Subtotal	250	(250)	—	212	(212)	—

Acquisition related and other	3	(3)	—	3	(3)	—

Total stock-based compensation	$253	$(253)	$—	$215	$(215)	$—

(4)	Estimated future annual amortization expense related to intangible assets as of August 31, 2015 was as follows:

Remainder of Fiscal 2016	$1,173
Fiscal 2017	995
Fiscal 2018	848
Fiscal 2019	742
Fiscal 2020	598
Fiscal 2021	457
Thereafter	1,142

Total intangible assets, net	$5,955

(5)	Income tax effects were calculated reflecting an effective GAAP tax rate of 24.4% and 19.7% in the first quarter of fiscal 2016 and 2015, respectively, and an effective non-GAAP tax rate of 25.0% and 21.5% in the first quarter of fiscal 2016 and 2015, respectively. The difference between our GAAP and non-GAAP tax rates in the first quarter of fiscal 2016 and 2015 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q1 FISCAL 2016 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	August 31, 2015	May 31, 2015
ASSETS

Current Assets:
Cash and cash equivalents	$16,739	$21,716
Marketable securities	39,191	32,652
Trade receivables, net	3,475	5,618
Inventories	251	314
Deferred tax assets	671	663
Prepaid expenses and other current assets	1,795	2,220

Total Current Assets	62,122	63,183
Non-Current Assets:
Property, plant and equipment, net	3,896	3,686
Intangible assets, net	5,955	6,406
Goodwill, net	34,133	34,087
Deferred tax assets	789	795
Other assets	2,811	2,746

Total Non-Current Assets	47,584	47,720

TOTAL ASSETS	$109,706	$110,903

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current	$2,000	$1,999
Accounts payable	422	806
Accrued compensation and related benefits	1,384	1,839
Deferred revenues	9,078	7,245
Other current liabilities	2,507	3,402

Total Current Liabilities	15,391	15,291
Non-Current Liabilities:
Notes payable, non-current	40,050	39,959
Income taxes payable	4,408	4,386
Other non-current liabilities	2,319	2,169

Total Non-Current Liabilities	46,777	46,514
Equity	47,538	49,098

TOTAL LIABILITIES AND EQUITY	$109,706	$110,903

ORACLE CORPORATION

Q1 FISCAL 2016 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three Months Ended August 31,
	2015	2014
Cash Flows From Operating Activities:
Net income	$1,747	$2,184
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	219	160
Amortization of intangible assets	452	547
Deferred income taxes	(30)	(68)
Stock-based compensation	253	215
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	102	96
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(25)	(51)
Other, net	45	46
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	2,150	2,506
Decrease in inventories	50	10
Decrease in prepaid expenses and other assets	379	275
Decrease in accounts payable and other liabilities	(1,353)	(1,088)
(Decrease) increase in income taxes payable	(204)	80
Increase in deferred revenues	2,071	1,816

Net cash provided by operating activities	5,856	6,728

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(11,669)	(10,340)
Proceeds from maturities and sales of marketable securities and other investments	4,644	3,878
Acquisitions, net of cash acquired	—	(37)
Capital expenditures	(446)	(201)

Net cash used for investing activities	(7,471)	(6,700)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(2,846)	(2,000)
Proceeds from issuances of common stock	296	593
Shares repurchased for tax withholdings upon vesting of restricted stock-based awards	(70)	(5)
Payments of dividends to stockholders	(650)	(537)
Proceeds from borrowings, net of issuance costs	—	9,945
Repayments of borrowings	—	(1,500)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	25	51
Distributions to noncontrolling interests	(25)	(27)

Net cash (used for) provided by financing activities	(3,270)	6,520

Effect of exchange rate changes on cash and cash equivalents	(92)	(138)

Net (decrease) increase in cash and cash equivalents	(4,977)	6,410

Cash and cash equivalents at beginning of period	21,716	17,769

Cash and cash equivalents at end of period	$16,739	$24,179

ORACLE CORPORATION

Q1 FISCAL 2016 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2015				Fiscal 2016
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$15,357	$15,273	$14,509	$14,336	$13,464

Capital Expenditures	(628)	(727)	(948)	(1,391)	(1,636)

Free Cash Flow	$14,729	$14,546	$13,561	$12,945	$11,828

% Growth over prior year	4%	0%	(6)%	(10)%	(20)%
GAAP Net Income	$10,948	$10,896	$10,827	$9,938	$9,501

Free Cash Flow as a % of Net Income	135%	133%	125%	130%	124%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

ORACLE CORPORATION

Q1 FISCAL 2016 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2015										Fiscal 2016
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2	Q3	Q4	TOTAL
REVENUES
Cloud software as a service and platform as a service	$337		$361		$372		$416		$1,485		$451					$451
Cloud infrastructure as a service	138		155		155		160		608		160					160

Total Cloud Revenues	475		516		527		576		2,093		611					611
New software licenses	1,370		2,045		1,982		3,138		8,535		1,151					1,151
Software license updates and product support	4,731		4,768		4,661		4,686		18,847		4,696					4,696

Total On-Premise Software Revenues	6,101		6,813		6,643		7,824		27,382		5,847					5,847

Total Cloud and On-Premise Software Revenues	6,576		7,329		7,170		8,400		29,475		6,458					6,458
Hardware products	578		717		712		818		2,825		570					570
Hardware support	587		617		587		589		2,380		558					558

Total Hardware Revenues	1,165		1,334		1,299		1,407		5,205		1,128					1,128
Total Services Revenues	855		935		858		899		3,546		862					862

Total Revenues	$8,596		$9,598		$9,327		$10,706		$38,226		$8,448					$8,448

AS REPORTED REVENUE GROWTH RATES
Cloud software as a service and platform as a service	32%		39%		30%		29%		32%		34%					34%
Cloud infrastructure as a service	26%		60%		28%		25%		33%		16%					16%
Total Cloud Revenues	31%		45%		29%		28%		33%		29%					29%
New software licenses	(2%	)	(4%	)	(7%	)	(17%	)	(9%	)	(16%	)				(16%	)
Software license updates and product support	7%		6%		2%		0%		4%		(1%	)				(1%	)
Total On-Premise Software Revenues	5%		3%		(1%	)	(8%	)	(1%	)	(4%	)				(4%	)
Total Cloud and On-Premise Software Revenues	6%		5%		1%		(6%	)	1%		(2%	)				(2%	)
Hardware products	(14%	)	0%		(2%	)	(6%	)	(5%	)	(1%	)				(1%	)
Hardware support	(1%	)	1%		(2%	)	(1%	)	(1%	)	(5%	)				(5%	)
Total Hardware Revenues	(8%	)	1%		(2%	)	(4%	)	(3%	)	(3%	)				(3%	)
Total Services Revenues	(7%	)	(3%	)	(3%	)	(4%	)	(4%	)	1%					1%
Total Revenues	3%		3%		0%		(5%	)	0%		(2%	)				(2%	)
CONSTANT CURRENCY GROWTH RATES (2)
Cloud software as a service and platform as a service	32%		41%		34%		35%		35%		38%					38%
Cloud infrastructure as a service	25%		62%		32%		31%		36%		23%					23%
Total Cloud Revenues	30%		47%		33%		34%		36%		34%					34%
New software licenses	(2%	)	0%		0%		(10%	)	(4%	)	(9%	)				(9%	)
Software license updates and product support	6%		9%		8%		8%		8%		8%					8%
Total On-Premise Software Revenues	4%		6%		6%		0%		4%		4%					4%
Total Cloud and On-Premise Software Revenues	6%		8%		7%		2%		5%		6%					6%
Hardware products	(14%	)	4%		6%		3%		0%		9%					9%
Hardware support	(2%	)	5%		4%		7%		4%		4%					4%
Total Hardware Revenues	(8%	)	4%		5%		5%		2%		6%					6%
Total Services Revenues	(8%	)	1%		3%		5%		0%		10%					10%
Total Revenues	2%		7%		6%		3%		4%		7%					7%

GEOGRAPHIC REVENUES
REVENUES
Americas	$4,620		$5,221		$5,134		$6,133		$21,107		$4,716					$4,716
Europe, Middle East & Africa	2,589		2,911		2,813		3,067		11,380		2,456					2,456
Asia Pacific	1,387		1,466		1,380		1,506		5,739		1,276					1,276

Total Revenues	$8,596		$9,598		$9,327		$10,706		$38,226		$8,448					$8,448

HEADCOUNT
GEOGRAPHIC AREA
Americas	54,073		57,243		58,117		58,415				59,901
Europe, Middle East & Africa	23,349		26,997		26,989		26,988				27,030
Asia Pacific	45,496		46,312		46,456		46,962				48,139

Total Company	122,918		130,552		131,562		132,365				135,070

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015 and 2014 for the fiscal 2016 and fiscal 2015 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q1 FISCAL 2016 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2015										Fiscal 2016
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2	Q3	Q4	TOTAL
AMERICAS
Total Cloud and On-Premise Software Revenues	$3,614		$4,044		$4,021		$4,926		$16,604		$3,684					$3,684

Total Hardware Revenues	$583		$716		$686		$751		$2,737		$589					$589

AS REPORTED GROWTH RATES
Total Cloud and On-Premise Software Revenues	5%		6%		5%		6%		6%		2%					2%
Total Hardware Revenues	(9%	)	3%		5%		1%		0%		1%					1%
CONSTANT CURRENCY GROWTH RATES (2)
Total Cloud and On-Premise Software Revenues	6%		8%		7%		9%		7%		6%					6%
Total Hardware Revenues	(8%	)	5%		7%		4%		2%		6%					6%

EUROPE / MIDDLE EAST / AFRICA
Total Cloud and On-Premise Software Revenues	$1,992		$2,234		$2,169		$2,369		$8,764		$1,873					$1,873

Total Hardware Revenues	$338		$380		$379		$423		$1,519		$330					$330

AS REPORTED GROWTH RATES
Total Cloud and On-Premise Software Revenues	10%		4%		(3%	)	(22%	)	(5%	)	(6%	)				(6%	)
Total Hardware Revenues	(6%	)	2%		(6%	)	(4%	)	(3%	)	(2%	)				(2%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total Cloud and On-Premise Software Revenues	7%		9%		9%		(8%	)	3%		7%					7%
Total Hardware Revenues	(7%	)	8%		8%		15%		6%		14%					14%

ASIA PACIFIC
Total Cloud and On-Premise Software Revenues	$970		$1,051		$980		$1,105		$4,107		$901					$901

Total Hardware Revenues	$244		$238		$234		$233		$949		$209					$209

AS REPORTED GROWTH RATES
Total Cloud and On-Premise Software Revenues	3%		2%		(3%	)	(10%	)	(3%	)	(7%	)				(7%	)
Total Hardware Revenues	(8%	)	(7%	)	(12%	)	(16%	)	(11%	)	(14%	)				(14%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total Cloud and On-Premise Software Revenues	2%		7%		4%		(1%	)	3%		7%					7%
Total Hardware Revenues	(8%	)	(3%	)	(6%	)	(8%	)	(6%	)	(3%	)				(3%	)

TOTAL COMPANY
Total Cloud and On-Premise Software Revenues	$6,576		$7,329		$7,170		$8,400		$29,475		$6,458					$6,458

Total Hardware Revenues	$1,165		$1,334		$1,299		$1,407		$5,205		$1,128					$1,128

AS REPORTED GROWTH RATES
Total Cloud and On-Premise Software Revenues	6%		5%		1%		(6%	)	1%		(2%	)				(2%	)
Total Hardware Revenues	(8%	)	1%		(2%	)	(4%	)	(3%	)	(3%	)				(3%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total Cloud and On-Premise Software Revenues	6%		8%		7%		2%		5%		6%					6%
Total Hardware Revenues	(8%	)	4%		5%		5%		2%		6%					6%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015 and 2014 for the fiscal 2016 and fiscal 2015 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q1 FISCAL 2016 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Cloud software as a service and platform as a service, software license updates and product support and hardware support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software as a service and platform as a service contracts, software license updates and product support contracts and hardware support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software as a service and platform as a service revenues, software license updates and product support revenues and hardware support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software as a service and platform as a service and hardware support contracts; however, we cannot be certain that our customers will renew our cloud software as a service and platform as a service contracts, software license updates and product support contracts or our hardware support contracts.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.